Exchange Agreement Amendment No. 2 dated as of September 4, 2008

Reference is made to the Exchange Agreement made by and among Bret Bader ("**Bader**"), Mark Brennan ("**Brennan**"), Paul (Billy) Boyle ("**Boyle**"), Andrew Koehl ("**Koehl**"), David Ruiz-Alonso ("**Ruiz-Alonso**"), and Advance Nanotech, Inc. ("**AVNA**"), as amended to date (as so amended, the "**Exchange Agreement**"). Messrs. Bader, Brennan, Boyle, Koehl and Ruiz-Alonso are each referred to in this Amendment as a "**Management Exchanger**" and collectively as the "**Management Exchangers**".

All capitalized terms used herein shall be defined as set forth in or by reference in the Exchange Agreement except as otherwise expressly set forth in this Agreement.

AVNA has already completed two closings with respect to the Private Placement and intends to complete another closing for the sale of at least $1 million of AVNA securities (the "**$1 Million Closing**") simultaneously with the closing of the Exchange Agreement with the 5 Sellers.

The parties to the Exchange Agreement have been working towards consummation of the Exchange Agreement and desire to consummate the same expeditiously.

To accomplish that end, the parties desire to amend the Exchange Agreement in order to cause the consummation of the Exchange Agreement simultaneously with the consummation of the $1 Million Closing and the related transition of AVNA from a holding company identifying various technologies and seeking to develop them through a number of subsidiaries to an operating company focused on the Owlstone business.

NOW, THEREFORE, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto and intending to be bound hereby, the parties hereby agree as follows:

1. **Exchange Agreement in Full Force and Effect**. Except as otherwise expressly set forth herein, each and every provision of the Exchange Agreement, as amended to date, is and remains in full force and effect.

2. **Certain Closing Conditions Waived.** The Management Exchangers hereby agree to consummate the Exchange Agreement effective simultaneously with the $1 Million Closing and waive any conditions or provisions which would prevent the same provided that (i) AVNA shall close the $1 Million Closing simultaneously with the closing of the Exchange Agreement, (ii) AVNA shall fulfill its obligations to deliver AVNA securities to the Management Exchangers against receipt of Owlstone securities from such Management Exchangers (which the Management Exchangers agree to deliver to AVNA as promptly as practicable after the closing) in accordance with the terms of the Exchange Agreement, and (iii) AVNA agrees that AVNA shall promptly thereafter fulfill its other obligations in accordance with the terms of the Exchange Agreement.

3. **Entire Agreement; Assignability**. This Agreement and other documents delivered pursuant to this Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. Neither AVNA nor the Management Exchangers have relied on any representations not contained or referred to in this Agreement and the documents, if any, delivered herewith. No right or obligation of any party hereto may be assigned without prior notice to and the written consent of the other parties hereto.

4. **Execution in Counterparts; Facsimiles**. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

IN WITNESS WHEREOF, each of the undersigned parties has executed and delivered this Agreement, intending to be bound hereby, as of September 4, 2008.

ADVANCE NANOTECH, INC.,
a Delaware corporation

By: ____________________________
Name: Thomas P. Finn
Title: C.F.O.

THE MANAGEMENT EXCHANGERS
Each one individually for himself:

BRET BADER

By: ____________________________
Name: Bret Bader, individually

MARK BRENNAN

By: ____________________________
Name: Mark Brennan, individually

PAUL (BILLY) BOYLE

By: ____________________________
Name: Paul (Billy) Boyle, individually

ANDREW KOEHL

By: ____________________________
Name: Andrew Koehl, individually

DAVID RUIZ-ALONSO

By: ____________________________
Name: David Ruiz-Alonso, individually

IN WITNESS WHEREOF, each of the undersigned parties has executed and delivered this Agreement, intending to be bound hereby, as of September 4, 2008.

ADVANCE NANOTECH, INC.,
a Delaware corporation

By:____________________________
Name:
Title:

THE MANAGEMENT EXCHANGERS
Each one individually for himself:

BRET BADER

By:____________________________
Name: Bret Bader, individually

MARK BRENNAN

By:____________________________
Name: Mark Brennan, individually

PAUL (BILLY) BOYLE

By:____________________________
Name: Paul (Billy) Boyle, individually

ANDREW KOEHL

By:____________________________
Name: Andrew Koehl, individually

DAVID RUIZ-ALONSO

By:____________________________
Name: David Ruiz-Alonso, individually

IN WITNESS WHEREOF, each of the undersigned parties has executed and delivered this Agreement, intending to be bound hereby, as of September 4, 2008.

ADVANCE NANOTECH, INC.,
a Delaware corporation

By:____________________________
Name:
Title:

THE MANAGEMENT EXCHANGERS
Each one individually for himself:

BRET BADER

By:____________________________
Name: Bret Bader, individually

MARK BRENNAN

By:____________________________
Name: Mark Brennan, individually

PAUL (BILLY) BOYLE

By:____________________________
Name: Paul (Billy) Boyle, individually

ANDREW KOEHL

By:____________________________
Name: Andrew Koehl, individually

DAVID RUIZ-ALONSO

By:____________________________
Name: David Ruiz-Alonso, individually